Exhibit 10.1

SATSIFACTION OF SIXTH AMENDED
AND RESTATED LINE OF CREDIT NOTE

Know All Men by These Presents, that, the undersigned COLUMBUS BANK AND TRUST COMPANY, A DIVISION OF SYNOVUS BANK, a Georgia banking corporation acknowledges full payment of the indebtedness evidenced by that certain Sixth Amended and Restated Line of Credit Note from GREEN DOT CORPORATION, a Delaware corporation to COLUMBUS BANK AND TRUST COMPANY, A DIVISION OF SYNOVUS BANK, dated March 24, 2010. The undersigned does hereby satisfy and cancel said Sixth Amended and Restated Line of Credit Note and does hereby release and satisfy that certain Sixth Amended and Restated Loan and Line of Credit Agreement from GREEN DOT CORPORATION to COLUMBUS BANK AND TRUST COMPANY dated March 24, 2010, and that certain Fifth Amended and Restated Assignment of Accounts from GREEN DOT CORPORATION to COLUMBUS BANK AND TRUST COMPANY dated March 24, 2011, and all other documents, agreements and instruments heretofore delivered by Borrower evidencing or securing the Credit Facility together with all UCC financing statements related thereto shall be satisfied/terminated.

In Witness Whereof, the undersigned caused these presents to be executed this 2nd day of November, 2012.

COLUMBUS BANK AND TRUST COMPANY, A DIVISION OF SYNOVUS BANK, a Georgia banking corporation

By: /s/ Steve Adams
Title: VICE PRESIDENT

(Corporate Seal)

ACKNOWLEDGMENT

STATE OF GEORGIA
COUNTY OF MUSCOGEE

I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that Steve Adams, whose name as Vice President of Columbus Bank and Trust, is signed to the foregoing instrument, and who is known to me and known to be said officer, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntary for and as the act of said Columbus Trust Company, on the day the same bears date.

Given under my hand and seal of office this 2nd day of November, 2012.

INSTRUMENT PREPARED BY:                     /s/ Delores F. McQuinn
Allan E. Kamensky/Andrea J. Flandry                NOTARY PUBLIC
Page, Scrantom, Spouse,                         MY COMMISSION EXPIRES:
Tucker & Ford, P.C.                        JANUARY 24, 2013
P.O. Box 1199                            [Notary Seal]
Columbus, GA 31902